					Deal Summary Report						CSFB05-9G7bbg

				Assumptions							Collateral
Settlement	30-Sep-05	Prepay		300 PSA					Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Oct-05	Default		0 CDR					$211,035,191.74	5.8	358	2	5.66	4.43
		Recovery	0	months
		Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
7N1	21,104,000.00	5.25	10/10 - 07/35	11.1	7.93	5.479	130	Nearest	98-09.48	16525.19	89.25	20.834	1-Sep-05	FIX
7S1	150,000,000.00	5.25	10/05 - 02/13	3.39	2.96	5.3	133	Interp	99-21.50	44484.9	634.38	150.142	1-Sep-05	FIX
7L1	19,529,464.00	5.25	02/13 - 07/35	11.46	8.11	5.708	150	Interp	96-14.04	15340.73	82.59	18.917	1-Sep-05	FIX
1A4	10,000,000.00	5.125	02/13 - 07/20	9.99	7.51	5.618	144	Interp	96-13.00	7268.26	41.28	9.682	1-Sep-05	FIX
1A5	1,666,666.00	6	02/13 - 07/20	9.99	7.26	6.003	182	Interp	100-04.00	1216.72	8.06	1.677	1-Sep-05	FIX
7L2	2,403,870.00	5.25	07/20 - 07/35	18.57	11.24	5.807	147	Interp	94-04.00	2554.89	10.17	2.273	1-Sep-05	FIX
7B1	6,331,191.74	5.25	10/05 - 07/35	10.52	7.58	5.397	121	Interp	98-31.27	4768.19	26.78	6.293	1-Sep-05	FIX

Treasury							Swaps
Mat	6MO	2YR	3YR	5YR	10YR	30YR	6MO	2YR	3YR	5YR	10YR	30YR
Yld	3.773	3.965	3.962	3.994	4.179	4.464	4.090	4.341	4.372	4.432	4.597	4.892

CSFB05-9G7bbg - Dec - 7S1

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	99	96	92	89	87
25-Sep-07	97	89	74	67	60
25-Sep-08	96	80	53	41	29
25-Sep-09	94	72	35	20	8
25-Sep-10	93	64	21	5	0
25-Sep-11	91	57	10	0	0
25-Sep-12	89	50	2	0	0
25-Sep-13	87	44	0	0	0
25-Sep-14	85	39	0	0	0
25-Sep-15	83	34	0	0	0
25-Sep-16	80	29	0	0	0
25-Sep-17	77	25	0	0	0
25-Sep-18	74	20	0	0	0
25-Sep-19	70	16	0	0	0
25-Sep-20	67	13	0	0	0
25-Sep-21	63	9	0	0	0
25-Sep-22	59	6	0	0	0
25-Sep-23	54	3	0	0	0
25-Sep-24	50	0	0	0	0
25-Sep-25	45	0	0	0	0
25-Sep-26	40	0	0	0	0
25-Sep-27	34	0	0	0	0
25-Sep-28	28	0	0	0	0
25-Sep-29	22	0	0	0	0
25-Sep-30	15	0	0	0	0
25-Sep-31	8	0	0	0	0
25-Sep-32	1	0	0	0	0
25-Sep-33	0	0	0	0	0

WAL	17.54	7.99	3.39	2.74	2.35
Principal Window	Oct05-Nov32	Oct05-Aug24	Oct05-Feb13	Oct05-Mar11	Oct05-Mar10

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-9G7bbg - Dec - 1A4

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	100	100	100	100	100
25-Sep-07	100	100	100	100	100
25-Sep-08	100	100	100	100	100
25-Sep-09	100	100	100	100	100
25-Sep-10	100	100	100	100	62
25-Sep-11	100	100	100	75	17
25-Sep-12	100	100	100	38	0
25-Sep-13	100	100	80	16	0
25-Sep-14	100	100	58	4	0
25-Sep-15	100	100	42	0	0
25-Sep-16	100	100	30	0	0
25-Sep-17	100	100	19	0	0
25-Sep-18	100	100	11	0	0
25-Sep-19	100	100	4	0	0
25-Sep-20	100	100	0	0	0
25-Sep-21	100	100	0	0	0
25-Sep-22	100	100	0	0	0
25-Sep-23	100	100	0	0	0
25-Sep-24	100	98	0	0	0
25-Sep-25	100	84	0	0	0
25-Sep-26	100	70	0	0	0
25-Sep-27	100	57	0	0	0
25-Sep-28	100	44	0	0	0
25-Sep-29	100	33	0	0	0
25-Sep-30	100	22	0	0	0
25-Sep-31	100	12	0	0	0
25-Sep-32	100	3	0	0	0
25-Sep-33	63	0	0	0	0
25-Sep-34	19	0	0	0	0
25-Sep-35	0	0	0	0	0

WAL	28.32	22.75	9.99	6.89	5.34
Principal Window	Nov32-Feb35	Aug24-Jan33	Feb13-Jul20	Mar11-May15	Mar10-Apr12

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-9G7bbg - Dec - 1A5

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	100	100	100	100	100
25-Sep-07	100	100	100	100	100
25-Sep-08	100	100	100	100	100
25-Sep-09	100	100	100	100	100
25-Sep-10	100	100	100	100	62
25-Sep-11	100	100	100	75	17
25-Sep-12	100	100	100	38	0
25-Sep-13	100	100	80	16	0
25-Sep-14	100	100	58	4	0
25-Sep-15	100	100	42	0	0
25-Sep-16	100	100	30	0	0
25-Sep-17	100	100	19	0	0
25-Sep-18	100	100	11	0	0
25-Sep-19	100	100	4	0	0
25-Sep-20	100	100	0	0	0
25-Sep-21	100	100	0	0	0
25-Sep-22	100	100	0	0	0
25-Sep-23	100	100	0	0	0
25-Sep-24	100	98	0	0	0
25-Sep-25	100	84	0	0	0
25-Sep-26	100	70	0	0	0
25-Sep-27	100	57	0	0	0
25-Sep-28	100	44	0	0	0
25-Sep-29	100	33	0	0	0
25-Sep-30	100	22	0	0	0
25-Sep-31	100	12	0	0	0
25-Sep-32	100	3	0	0	0
25-Sep-33	63	0	0	0	0
25-Sep-34	19	0	0	0	0
25-Sep-35	0	0	0	0	0

WAL	28.32	22.75	9.99	6.89	5.34
Principal Window	Nov32-Feb35	Aug24-Jan33	Feb13-Jul20	Mar11-May15	Mar10-Apr12

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-9G7bbg - Dec - 7L2

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	100	100	100	100	100
25-Sep-07	100	100	100	100	100
25-Sep-08	100	100	100	100	100
25-Sep-09	100	100	100	100	100
25-Sep-10	100	100	100	100	100
25-Sep-11	100	100	100	100	100
25-Sep-12	100	100	100	100	52
25-Sep-13	100	100	100	100	0
25-Sep-14	100	100	100	100	0
25-Sep-15	100	100	100	89	0
25-Sep-16	100	100	100	65	0
25-Sep-17	100	100	100	48	0
25-Sep-18	100	100	100	35	0
25-Sep-19	100	100	100	26	0
25-Sep-20	100	100	96	19	0
25-Sep-21	100	100	75	14	0
25-Sep-22	100	100	59	10	0
25-Sep-23	100	100	45	7	0
25-Sep-24	100	100	35	5	0
25-Sep-25	100	100	27	4	0
25-Sep-26	100	100	20	3	0
25-Sep-27	100	100	15	2	0
25-Sep-28	100	100	11	1	0
25-Sep-29	100	100	8	1	0
25-Sep-30	100	100	6	1	0
25-Sep-31	100	100	4	*	0
25-Sep-32	100	100	2	*	0
25-Sep-33	100	71	1	*	0
25-Sep-34	100	31	*	*	0
25-Sep-35	0	0	0	0	0

WAL	29.64	28.57	18.57	12.84	7.13
Principal Window	Feb35-Jul35	Jan33-Jul35	Jul20-Jul35	May15-Jul35	Apr12-Aug13

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-9G7bbg - Dec - 7L1

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	100	100	100	100	100
25-Sep-07	100	100	100	100	100
25-Sep-08	100	100	100	100	100
25-Sep-09	100	100	100	100	100
25-Sep-10	100	100	100	100	68
25-Sep-11	100	100	100	79	31
25-Sep-12	100	100	100	49	9
25-Sep-13	100	100	83	30	0
25-Sep-14	100	100	65	20	0
25-Sep-15	100	100	52	15	0
25-Sep-16	100	100	42	11	0
25-Sep-17	100	100	33	8	0
25-Sep-18	100	100	26	6	0
25-Sep-19	100	100	21	4	0
25-Sep-20	100	100	16	3	0
25-Sep-21	100	100	13	2	0
25-Sep-22	100	100	10	2	0
25-Sep-23	100	100	8	1	0
25-Sep-24	100	99	6	1	0
25-Sep-25	100	86	5	1	0
25-Sep-26	100	75	3	*	0
25-Sep-27	100	64	3	*	0
25-Sep-28	100	54	2	*	0
25-Sep-29	100	45	1	*	0
25-Sep-30	100	36	1	*	0
25-Sep-31	100	27	1	*	0
25-Sep-32	100	20	*	*	0
25-Sep-33	70	12	*	*	0
25-Sep-34	33	5	*	*	0
25-Sep-35	0	0	0	0	0

WAL	28.54	23.75	11.46	7.91	5.65
Principal Window	Nov32-Jul35	Aug24-Jul35	Feb13-Jul35	Mar11-Jul35	Mar10-Aug13

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-9G7bbg - Dec - 7N1

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	100	100	100	100	100
25-Sep-07	100	100	100	100	100
25-Sep-08	100	100	100	100	100
25-Sep-09	100	100	100	100	100
25-Sep-10	100	100	100	100	100
25-Sep-11	100	98	94	92	90
25-Sep-12	99	95	86	82	77
25-Sep-13	98	90	76	69	61
25-Sep-14	97	85	64	55	41
25-Sep-15	95	78	51	41	28
25-Sep-16	92	72	41	30	19
25-Sep-17	89	65	33	22	13
25-Sep-18	86	59	26	16	9
25-Sep-19	83	54	20	12	6
25-Sep-20	80	48	16	9	4
25-Sep-21	77	44	13	6	3
25-Sep-22	73	39	10	5	2
25-Sep-23	69	35	8	3	1
25-Sep-24	65	31	6	2	1
25-Sep-25	60	27	4	2	1
25-Sep-26	56	23	3	1	*
25-Sep-27	51	20	3	1	*
25-Sep-28	45	17	2	1	*
25-Sep-29	40	14	1	*	*
25-Sep-30	34	11	1	*	*
25-Sep-31	28	8	1	*	*
25-Sep-32	21	6	*	*	*
25-Sep-33	14	4	*	*	*
25-Sep-34	7	2	*	*	*
25-Sep-35	0	0	0	0	0

WAL	21.1	15.76	11.1	9.99	9.06
Principal Window	Oct10-Jul35	Oct10-Jul35	Oct10-Jul35	Oct10-Jul35	Oct10-Jul35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-9G7bbg - Dec - 7B1

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	99	99	99	99	99
25-Sep-07	98	98	98	98	98
25-Sep-08	97	97	97	97	97
25-Sep-09	96	96	96	96	96
25-Sep-10	95	95	95	95	95
25-Sep-11	93	92	88	86	84
25-Sep-12	92	88	80	76	72
25-Sep-13	90	83	70	63	57
25-Sep-14	89	78	59	50	42
25-Sep-15	87	72	47	37	29
25-Sep-16	85	66	38	28	20
25-Sep-17	82	60	30	20	13
25-Sep-18	79	55	24	15	9
25-Sep-19	77	49	19	11	6
25-Sep-20	74	45	15	8	4
25-Sep-21	70	40	12	6	3
25-Sep-22	67	36	9	4	2
25-Sep-23	63	32	7	3	1
25-Sep-24	59	28	5	2	1
25-Sep-25	55	25	4	2	1
25-Sep-26	51	21	3	1	*
25-Sep-27	47	18	2	1	*
25-Sep-28	42	15	2	1	*
25-Sep-29	37	13	1	*	*
25-Sep-30	31	10	1	*	*
25-Sep-31	25	8	1	*	*
25-Sep-32	19	6	*	*	*
25-Sep-33	13	3	*	*	*
25-Sep-34	6	2	*	*	*
25-Sep-35	0	0	0	0	0

WAL	19.71	14.81	10.52	9.5	8.79
Principal Window	Oct05-Jul35	Oct05-Jul35	Oct05-Jul35	Oct05-Jul35	Oct05-Jul35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-9G7bbg - Dec - COLLAT

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	99	97	94	92	91
25-Sep-07	98	92	82	76	71
25-Sep-08	97	86	66	58	50
25-Sep-09	96	80	54	43	34
25-Sep-10	95	74	44	32	24
25-Sep-11	93	69	35	24	16
25-Sep-12	92	64	28	18	11
25-Sep-13	90	59	23	14	8
25-Sep-14	89	54	19	10	5
25-Sep-15	87	50	15	8	4
25-Sep-16	85	46	12	6	3
25-Sep-17	82	42	9	4	2
25-Sep-18	79	38	7	3	1
25-Sep-19	77	34	6	2	1
25-Sep-20	74	31	5	2	1
25-Sep-21	70	28	4	1	*
25-Sep-22	67	25	3	1	*
25-Sep-23	63	22	2	1	*
25-Sep-24	59	20	2	*	*
25-Sep-25	55	17	1	*	*
25-Sep-26	51	15	1	*	*
25-Sep-27	47	13	1	*	*
25-Sep-28	42	11	1	*	*
25-Sep-29	37	9	*	*	*
25-Sep-30	31	7	*	*	*
25-Sep-31	25	5	*	*	*
25-Sep-32	19	4	*	*	*
25-Sep-33	13	2	*	*	*
25-Sep-34	6	1	*	*	*
25-Sep-35	0	0	0	0	0

WAL	19.71	11.48	5.66	4.49	3.74
Principal Window	Oct05-Jul35	Oct05-Jul35	Oct05-Jul35	Oct05-Jul35	Oct05-Jul35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.